LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2000

KEMPER MULTI-MARKET
INCOME TRUST

                                  "... Preserving capital was challenging as the
                                           Treasury yield curve inverted and the
                                 difference in interest rates between Treasuries
                                     and high-yield corporate debt widened. ..."

                                                             [KEMPER FUNDS LOGO]

                                                                       CONTENTS

                                                                              3
                                                              ECONOMIC OVERVIEW

                                                                              5
                                                                MANAGEMENT TEAM

                                                                              6
                                                             PERFORMANCE UPDATE

                                                                              8
                                                           PORTFOLIO STATISTICS

                                                                              9
                                                       PORTFOLIO OF INVESTMENTS

                                                                             20
                                                           FINANCIAL STATEMENTS

                                                                             23
                                                           FINANCIAL HIGHLIGHTS

                                                                             24
                                                                       NOTES TO
                                                           FINANCIAL STATEMENTS

                                                                             28
                                                          SHAREHOLDERS' MEETING

AT A GLANCE

 KEMPER MULTI-MARKET INCOME TRUST TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2000

 .........................................................
    BASED ON NET ASSET VALUE                   -1.72%
 .........................................................
    BASED ON MARKET PRICE                       4.65%
 .........................................................

 NET ASSET VALUE AND MARKET PRICE

                                    AS OF     AS OF
                                   5/31/00   11/30/99
 .........................................................
    NET ASSET VALUE                  $8.93      $9.72
 .........................................................
    MARKET PRICE                     $8.13      $8.31
 .........................................................

THE TRUST MAY INVEST IN LOWER-RATED AND NONRATED SECURITIES, WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES, AND IN FOREIGN SECURITIES, WHICH PRESENT SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENT REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE TRUST AS OF MAY 31, 2000.

                                               KEMPER
                                            MULTI-MARKET
                                            INCOME TRUST
 ................................................................
    SIX-MONTHS INCOME                         $0.5675
 ................................................................
    MAY DIVIDEND                              $0.0775
 ................................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)                 10.41%
 ................................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET PRICE)                    11.44%
 ................................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6 percent is 100 basis points.
CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.
DURATION The interest-rate sensitivity of a fixed-income investment or portfolio, measured in years. The longer the duration, the greater the portfolio's sensitivity to interest-rate fluctuations.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with two- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

  Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MANAGEMENT TEAM

                        KEMPER MULTI-MARKET INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]
J. PATRICK BEIMFORD JR. JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER MULTI-MARKET INCOME TRUST. HE IS A CHARTERED FINANCIAL ANALYST.

[CESSINE PHOTO]
ROBERT CESSINE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND A PORTFOLIO MANAGER OF KEMPER MULTI-MARKET INCOME TRUST. HE JOINED THE COMPANY IN 1993 AND IS A CHARTERED FINANCIAL ANALYST.

[RESIS PHOTO]
HARRY RESIS JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR AND A PORTFOLIO MANAGER FOR KEMPER MULTI-MARKET INCOME TRUST.

[VANDENBURG PHOTO]
RICHARD VANDENBERG, WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND IS LEAD PORTFOLIO MANAGER OF SCUDDER KEMPER'S FIXED-INCOME GOVERNMENT AND MORTGAGE FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

PRESERVING CAPITAL PROVED CHALLENGING AS DOMESTIC BONDS FACED A SUBSTANTIAL TIGHTENING IN FEDERAL RESERVE MONETARY POLICY. EMERGING-MARKET BONDS PROVIDED STRONG RETURNS SINCE NOVEMBER FOR INVESTORS WILLING TO ASSUME HIGHER RISKS.

Q     HOW DID GLOBAL FIXED-INCOME MARKETS BEHAVE AND KEMPER MULTI-MARKET INCOME
TRUST PERFORM DURING THE FIRST HALF OF FISCAL YEAR 2000?

A     The period between November 30, 1999, and May 31, 2000, was a challenging time for fixed-income investors around the world. Emerging-market bonds were the portfolio's bright spot, as returns from domestic high-yield bonds were weak. In most established bond markets, returns for the first half of fiscal year 2000 were disappointing. For the trust, preserving capital was challenging as the Federal Reserve tightened monetary policy.

  The trust's return based on market price was an attractive 4.65 percent for the six months ended May 31, 2000. However, total return based on net asset value fell 1.72 percent. Because we were overweighted in high-yield bonds compared with our unmanaged benchmark and our peers, we did not do as well as either the Lehman Brothers Aggregate Bond index (which rose 1.38 percent for the period) or the average fund in the Lipper general closed-end bond fund category (which fell 0.87 percent).


Q     HIGH-YIELD BONDS MADE UP 54 PERCENT OF THE PORTFOLIO AS OF MAY 31, 2000.
COULD YOU ELABORATE ON MARKET CONDITIONS IN THE HIGH-RISK DEBT MARKET SINCE NOVEMBER?

A     The returns from high-yield bonds were modest for the six months ended May
31, 2000. The total return of the unmanaged Merrill Lynch High Yield Master index, a group of lower-rated bonds that vary in quality, was -2.28 percent for the period. The price component of the index fell 6.59 percent. For many high-yield investors, preserving capital was a challenge, as income did not offset losses in principal value.

  One reason for the high-yield market's weakness was anemic investor demand. This past winter, the lure of potentially higher returns from equity investments, particularly technology stocks, prompted some investors to liquidate high-yield holdings and redeploy assets. As the U.S. economy enjoyed solid growth, some investors behaved as if high-yield bonds faced the worst of times. Ironically, in January, February, April and May, high-yield bonds outperformed the unmanaged Standard & Poor's 500 stock index.

Q     COULD YOU DESCRIBE HOW THE TRUST'S HIGH-YIELD BONDS WERE POSITIONED DURING
THE PERIOD?

A In a difficult environment, we believed success depended on not losing sight of the fact that the underpinnings of the high-yield debt market were sound. Since mid-1999, commodity prices have rebounded, helping many "old-economy" companies meet debt payments. During the period, we focused on larger, more liquid bond issues, and on companies with relatively solid cash flow and proven management.

  Since November 1999, the difference in yield, or spread, between 10-year Treasuries and comparable-maturity high-yield bonds widened to 678 basis points (6.78 percent). Given that 10-year Treasury bonds yielded 6.27 percent at the end of May 2000, high-yield bonds offered double the yield of government bonds for investors willing to assume additional risk. That's why we had a majority of the trust's assets in the high-yield category.

Q     WHAT HAS BEEN THE HISTORICAL EXPERIENCE OF THE HIGH-YIELD BOND MARKET
DURING PERIODS OF STOCK MARKET WEAKNESS?

A     For seven times since October 1987, high-yield bonds outperformed the
Standard & Poor's 500 stock index (S&P 500)

HIGH YIELD BOND PERFORMANCE VS. S&P 500 INDEX
During months when the S&P 500 index declined by 5 percent 1987 to 2000

[LINE CHART]

                                                              MERRILL LYNCH HIGH YIELD MASTER
                                                                           INDEX*                            S&P 500
                                                              -------------------------------                -------
10/87                                                                      -2.67                              -21.53
11/87                                                                       2.53                               -8.24
1/90                                                                       -1.95                               -6.71
8/90                                                                       -3.83                               -9.03
8/97                                                                       -0.17                               -5.60
8/98                                                                       -4.32                              -14.45
1/00                                                                       -0.38                               -5.02

SOURCES: BLOOMBERG BUSINESS NEWS AND MERRILL LYNCH
* THE MERRILL LYNCH HIGH YIELD MASTER INDEX II IS AN UNMANAGED GROUP OF LOWER QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.

PERFORMANCE UPDATE

during months when the S&P 500 declined 5 percent or more. While we can't say this pattern will continue, we believe that high-yield bonds deserve a place in a well-balanced portfolio now more than ever. After five years of strong equity market performance, many investors have portfolios that are heavily laden with large-cap stocks. We think it would be a mistake for investors to overlook the opportunity to maintain the diversification that this asset class offers.

Q     HOW HAVE OTHER TYPES OF DOMESTIC BONDS FARED SINCE NOVEMBER?

A     Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target three times since November by a total of 100 basis points (1 percent) to 6.50 percent. This past winter, the government also announced a buyback plan for 30-year Treasuries. These two events decreased the attractiveness of most types of intermediate-term (two- to 10-year) bonds. Prices of intermediate, investment-grade corporate bonds and other non-Treasury debt such as mortgages generally fell. GNMA mortgages generally outperformed FNMA mortgages for most of the period. Overall, the Lehman Brothers U.S. Agency index rose 0.87 percent for the six months ended May 31, 2000.

Q     YOU SAID THAT EMERGING-MARKET BONDS WERE THE PORTFOLIO'S BRIGHT SPOT. HOW
WELL HAVE THEY DONE AND WHY?

A     Investors are expecting that growth will pick up steam in emerging markets in the coming months. Bonds in some countries such as Mexico have rallied since November as rating services have upgraded certain government debt to investment-grade. The trust benefited from this trend because we had made Mexico one of the trust's largest emerging market holdings. Overall, the Lehman Brothers Emerging Markets Bond index rose 7.50 percent for the six months ended May 31, 2000. The index is an unmanaged group of higher-risk overseas debt issued by governments and corporations in either U.S. dollars or local currencies.

Q     FINALLY, HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?

A     At some point, we believe there is potential for equity-like returns from domestic high-yield securities and higher prices for most categories of U.S. and overseas bonds. First, however, the Fed needs to be convinced that domestic inflation will not become problematic. This would help alleviate the need for emerging-market countries to raise interest rates to match the Fed and protect the purchasing power of their currencies.

  Although we think short-term bond market volatility may continue for the rest of fiscal year 2000, some long-term positive trends are in place. A robust U.S. economy and a recovering global economy are helping debtors meet their bond obligations.

  Given the current environment, we intend to remain somewhat defensive. We are comfortable that this positioning can allow us to take advantage of increases in income potential consistent with our efforts to preserve principal. For investors seeking to reduce the volatility of an overall equity portfolio, we think the trust could be an attractive alternative. Considering that the trust's shares sold at a 15 percent discount to net asset value as of May 31, we think the trust may offer capital appreciation potential should the discount narrow.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                       ON 5/31/00              ON 11/30/99
    HIGH-YIELD CORPORATE BONDS             54%                      58%
 .................................................................................
    EMERGING MARKETS
 .................................................................................
    (U.S. DOLLAR-DENOMINATED)              31                       27
 .................................................................................
    FOREIGN CURRENCY BONDS                  3                        3
 .................................................................................
    MORTGAGES                               5                        3
 .................................................................................
    TREASURY NOTES AND BONDS                1                        3
 .................................................................................
    PREFERRED STOCK                         1                        1
 .................................................................................
    LONG-TERM MUNICIPALS                    4                        4
 .................................................................................
    CASH AND EQUIVALENTS                    1                        1
---------------------------------------------------------------------------------
                                          100%                     100%

[PIE CHART] [PIE CHART]

LONG-TERM FIXED-INCOME SECURITIES RATINGS(+)

                                       ON 5/31/00              ON 11/30/99
    AAA                                     3%                       9%
 .................................................................................
    BBB                                    13                        5
 .................................................................................
    BB                                     18                       20
 .................................................................................
    B                                      54                       57
 .................................................................................
    OTHER                                  12                        9
---------------------------------------------------------------------------------
                                          100%                     100%

[PIE CHART] [PIE CHART]

(+)THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

                                      ON 5/31/00              ON 11/30/99
    AVERAGE MATURITY                  8.7 years                9.8 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER MULTI-MARKET INCOME TRUST
Portfolio of Investments at May 31, 2000 (Unaudited)

    SHORT-TERM OBLIGATIONS--0.8%                                                     PRINCIPAL AMOUNT(B)      VALUE
                                       Repurchase agreement with State Street Bank
                                         and Trust Company, 6.370%, to be
                                         repurchased at $581,103 on 06/01/2000(a)        $   581,000       $    581,000
                                       Sara Lee, 6.330%, 06/01/2000                        1,000,000          1,000,000
                                       ------------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM OBLIGATIONS
                                       (Cost $1,581,000)                                   1,581,000          1,581,000
                                       ------------------------------------------------------------------------------------
    U.S. GOVERNMENT OBLIGATIONS & AGENCIES--5.5%
                                       U.S. Treasury Bond, 13.250%, 05/15/2014             1,000,000          1,438,280
                                       Federal Home Loan Mortgage Corp. 6.500% with
                                         various maturities to 08/01/2023                  4,800,860          4,491,829
                                       Government National Mortgage Association
                                         Pass-thru: 6.500% with various maturities
                                         to 05/15/2024                                     5,018,049          4,728,201
                                       8.000% with various maturities to 11/05/2024          652,610            655,724
                                       ------------------------------------------------------------------------------------
                                       TOTAL US GOVERNMENT OBLIGATIONS & AGENCIES
                                       (Cost $11,509,818)                                                    11,314,034
                                       ------------------------------------------------------------------------------------
    FOREIGN BONDS--34.7%
                                       Argentine Republic, 9.750%, 09/19/2027              1,000,000            756,250
                                       Argentine Republic Global, 11.375%,
                                         01/30/2071                                        6,750,000          5,838,750
                                       Deutschland Republic, 6.000%, 01/04/2007        DEM 7,158,086          6,978,160
                                       Federative Republic of Brazil, Eligible
                                         Interest Floating Rate Bond, LIBOR plus
                                         .8125%, 6.938%, 04/15/2006                        2,557,500          2,263,387
                                       Federative Republic of Brazil, "New" Money
                                         Bond Floating Rate Bond, LIBOR plus .875%,
                                         7.000% 04/15/2009                                 3,250,000          2,648,750
                                       Federative Republic of Brazil Global Bond,
                                         10.125% 05/15/2027                                2,500,000          1,887,500
                                       Federative Republic of Brazil, 11.625%,
                                         04/15/2004                                        2,625,000          2,592,187
                                       Government of Jamaica, 10.875%, 06/10/2005          1,000,000            970,000
                                       Kappa Beheer BV, 10.625%, 07/15/2009                   30,000             30,000
                                       Kingdom of Morocco, Restructuring and
                                         Consolidation Agreement, Tranche A,
                                         Floating Rate Bond, LIBOR plus .8125%,
                                         6.844%, 01/01/2009                                3,031,579          2,675,368
                                       Mexican United States, 9.875%, 01/15/2007           1,930,000          1,915,525
                                       Petroleos Mexicanos S.A., 9.500%, 09/15/2027        2,500,000          2,225,000
                                       Republic of Argentina, 11.000%, 12/04/2005          1,200,000          1,098,000
                                       Republic of Bulgaria, Collateralized
                                         Floating Rate Interest Reduction Bond,
                                         "A", Step-up Coupon, 2.750%, 07/28/2012           1,650,000          1,109,625
                                       Republic of Bulgaria, Floating Rate Bond,
                                         LIBOR plus .8125%, 6.500%, 07/28/2011             8,000,000          5,940,000
                                       Republic of Columbia, 8.625%, 04/01/2008            4,000,000          2,840,000
                                       Republic of Panama, 8.875%, 09/30/2027              3,750,000          2,887,500
                                       Republic of Peru, Past Due Interest Bond,
                                         4.500% 03/07/2017                                 4,100,000          2,552,250
                                       Republic of Philippines, 10.625%, 03/16/2025        2,500,000          2,075,000
                                       Republic of South Africa, 9.125%, 05/19/2009          750,000            711,563

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT(B)      VALUE
                                       Republic of Turkey:
                                       12.000%, 12/15/2008                               $ 1,900,000       $  1,949,875
                                       12.375%, 06/15/2009                                 3,800,000          3,933,000
                                       Republic of Venezuela, Debt Conversion Bond,
                                         Floating Rate Bond, Series DL, LIBOR plus
                                         .875%, 7.000%, 12/18/2007                         2,857,125          2,246,415
                                       Russian Federation, 11.750%, 06/10/2003               900,000            788,625
                                       Russian Ministry of Finance, 10.000%,
                                         06/26/2007                                        2,000,000          1,380,000
                                       United Mexican States:
                                       10.375%, 02/17/2009                                 1,550,000          1,563,563
                                       11.500%, 05/15/2026                                 1,750,000          1,962,188
                                       United Mexican States Global Bond:
                                       11.375%, 09/15/2016                                 4,700,000          5,064,250
                                       9.875%, 02/01/2010                                  2,250,000          2,229,750
                                       ----------------------------------------------------------------------------------
                                       TOTAL FOREIGN BOND
                                       (Cost $77,177,330)                                                    71,112,481
                                       ------------------------------------------------------------------------------------
    CORPORATE BONDS--54.0%

    CONSUMER
    DISCRETIONARY--8.9%
                                       AFC Enterprises, 10.250%, 05/15/2007                  820,000            770,800
                                       AMF Bowling, Inc:
                                       10.875%, 06/15/2006                                 1,200,000            372,000
                                         Step-up Coupon, 0% to 03/15/2001, 12.250%
                                         to 03/15/2006                                       288,000             66,240
                                       Advantica Restaurant Co., 11.250%,
                                         01/15/2008                                          193,638            128,769
                                       Avis Rent A Car, 11.000%, 05/01/2009                  960,000            976,800
                                       Avondale Mills, 10.250%, 05/01/2006                   130,000            122,200
                                       Boca Resorts, Inc., 9.875%, 04/15/2009              1,040,000            962,000
                                       Cinemark USA, Inc., Series D, 9.625%,
                                         08/01/2008                                          300,000            186,000
                                       Eldorado Resorts, 10.500%, 08/15/2006                 540,000            523,800
                                       Finlay Enterprises, Inc., 9.000%, 05/01/2008           90,000             78,750
                                       Finlay Fine Jewelry Co., 8.375%, 05/01/5008           100,000             88,500
                                       Galey & Lord, Inc., 9.125%, 03/01/2008                300,000            147,000
                                       Guitar Center Management, 11.000%,
                                         07/01/2006                                        2,280,000          2,211,600
                                       Harvey's Casino Resorts, 10.625%, 06/01/2006          800,000            810,000
                                       Herff Jones, Inc., 11.000%, 08/15/2005                290,000            301,963
                                       Hines Horticulture, Inc., 11.750%,
                                         10/15/2005                                        1,442,000          1,445,605
                                       Hollywood Entertainment Corp., Series B,
                                         10.630%, 8/15/2004                                  500,000            427,500
                                       Horseshoe Gaming Holdings, 8.625%,
                                         05/15/2009                                           60,000             55,050
                                       Horseshoe Gaming LLC, 9.375%, 06/15/2007              260,000            250,250
                                       Imperial Home Decor Group, Inc., 11.000%,
                                         03/15/2008*                                         150,000              1,500
                                       International Game Technology, 8.375%,
                                         05/15/2009                                           90,000             81,900
                                       J. Crew Group:
                                         Step-up Coupon, 0% to 10/15/2002, 13.125%
                                         to 10/15/2008                                       210,000            113,400
                                       10.375%, 10/15/2007                                   860,000            696,600
                                       Krystal Inc., 10.250%, 10/01/2007                   1,150,000            713,000
                                       MGM Grand Inc, 9.750%, 06/01/2007                     950,000            938,125
                                       Mohegan Tribal Gaming Authority, 8.750%,
                                         01/01/2009                                        1,000,000            930,000
                                       National Vision Association, Ltd., 12.750%,
                                         10/15/2005                                        2,380,000            809,200

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT(B)      VALUE
                                       Park Place Entertainment, Inc.:
                                       7.875%, 12/15/2005                                $   150,000       $    137,250
                                       9.375%, 02/15/2007                                    530,000            516,750
                                       Perkins Finance, L.P., 10.125%, 12/15/2007            290,000            272,600
                                       Players International, 10.875%, 04/15/2005            250,000            259,375
                                       Regal Cinemas, Inc.:
                                       8.875%, 12/15/2010                                    340,000            127,500
                                       9.500%, 06/01/2008                                  1,110,000            427,350
                                       Restaurant Co., Step-up Coupon, 0% to
                                         05/15/2002, 11.250% to 05/15/2008                   450,000            261,000
                                       Sealy Mattress Co., Step-up Coupon, 0% to
                                         12/15/2002, 10.875% to 12/15/2007                   320,000            224,000
                                       Specialty Retailers, Inc.:
                                       8.500%, 07/15/2005*                                   140,000             11,200
                                       9.000%, 07/15/2007*                                   610,000              6,100
                                       Station Casinos, Inc.:
                                       9.750%, 04/15/2007                                    190,000            188,100
                                       10.125%, 03/15/2006                                 1,490,000          1,504,900
                                       ------------------------------------------------------------------------------------
                                                                                                             18,144,677
---------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.4%
                                       Dyersburg Corp., 9.750%, 09/01/2007                 1,085,000            271,250
                                       Grove Worldwide LLC, 9.250%, 05/01/2008               380,000            148,200
                                       Jafra Cosmetics International, Inc.,
                                         11.750%, 05/01/2008                                 510,000            489,600
                                       ------------------------------------------------------------------------------------
                                                                                                                909,050
---------------------------------------------------------------------------------------------------------------------------

    HEALTH--0.4%
                                       Dade International, Inc., 11.125%,
                                         05/01/2006                                          380,000            245,100
                                       MEDIQ, Inc., 11.000%, 06/01/2008                      100,000             10,000
                                       Magellan Health Services, Inc., 9.000%,
                                         02/15/2008                                          670,000            227,800
                                       Mariner Post-Acute Network, Inc.:
                                         Step-up Coupon, 0% to 11/01/2002, 10.500%
                                         to 11/01/2007                                     2,950,000             14,750
                                       10.500%, 08/01/2006                                   440,000            387,200
                                       Vencor, Inc., 9.875%, 05/01/2005*                     240,000             33,600
                                       ------------------------------------------------------------------------------------
                                                                                                                918,450
---------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--12.6%
                                       Allegiance Telecom, Inc., 12.875%,
                                         05/15/2008                                        1,050,000          1,123,500
                                       Call-Net Enterprises, Inc.:
                                         Step-up Coupon 0% to 08/15/2002, 9.270% to
                                         08/15/2007                                          110,000             44,000
                                         Step-up Coupon, 0% to 05/15/2004, 10.800%
                                         to 05/15/2009                                       150,000             48,000
                                         Step-up Coupon, 0% to 08/15/2003,                   170,000             56,100
                                       9.375%, 05/15/2009                                    150,000             87,000
                                       Century Communications Corp., 8.375%,
                                         12/15/2007                                          200,000            172,000
                                       Comunicacion Cellular, S.A., Step-up Coupon,
                                         0% to 09/29/2000, 14.125% to 03/01/2005             100,000             63,000
                                       Crown Castle International Corp.,
                                       Step-up Coupon, 0% to 11/15/2002, 10.625% to
                                         11/15/2007                                          460,000            324,300
                                       Step-up Coupon, 0% to 08/01/2004, 11.250% to
                                         08/01/2011                                          330,000            196,350
                                       Dolphin Telecom PLC, Zero coupon, 05/15/2009          500,000            165,000
                                       Esprit Telecom Group, PLC:
                                       10.875%, 06/15/2008                                   200,000            152,000
                                       11.500%, 12/15/2007                                   550,000            429,000
                                       9.875%, 02/15/2005                                    230,000            156,400

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT(B)      VALUE
                                       He Hermes Europe Railtel BV, 11.500%,
                                         08/15/2007                                      $    80,000       $     64,800
                                       ICG Holdings, Inc., Step-up Coupon, 0% to
                                         09/15/2000, 13.500% to 09/15/2005                 1,285,000          1,233,600
                                       IPC Communications, Inc., Step-up Coupon, 0%
                                         to 11/01/2001, 10.875% to 05/01/2008              1,610,000          1,400,700
                                       Impsat Corp., 12.375%, 06/15/2008                     440,000            352,000
                                       Intermedia Communications of Florida, Inc.:
                                         Step-up Coupon, 0% to 05/15/2001, 12.500%
                                         to 05/15/2006                                       290,000            269,700
                                         Step-up Coupon, 0% to 07/15/2002, 11.250%
                                         to 07/15/2007                                       700,000            519,750
                                       KMC Telecom Holdings, Inc.,
                                         Step-up Coupon, 0% to 02/15/2003, 12.500%
                                         to 02/15/2008                                     1,060,000            498,200
                                       13.500%, 05/15/2009                                   840,000            730,800
                                       Level 3 Communications Inc.:
                                       11.250%, 03/15/2010                                   340,000            323,000
                                       9.125%, 05/01/2008                                    780,000            672,750
                                       MGC Communications, 13.000%, 10/01/2004             1,420,000          1,480,350
                                       McLeod USA, Inc.:
                                         Step-up Coupon, 0% to 03/01/2002, 10.500%
                                         to 03/01/2007                                     1,045,000            825,550
                                       9.250%, 07/15/2007                                    360,000            339,300
                                       9.500%, 11/01/2008                                    110,000            104,500
                                       MetroNet Communications Corp.:
                                         Step-up Coupon, 0% to 11/01/2002, 10.750%
                                         to 11/01/2007                                       220,000            183,700
                                         Step-up Coupon, 0% to 06/15/2003, 9.950%
                                         to 06/15/2008                                       490,000            379,138
                                       10.625%, 11/01/2008                                   350,000            375,813
                                       12.000%, 08/15/2007                                   150,000            166,125
                                       Metromedia Fiber Network, Inc.:
                                       10.000%, 11/15/2008                                   880,000            827,200
                                       10.000%, 12/15/2009                                   260,000            245,700
                                       Millicom International Cellular, S.A.,
                                         Step-up coupon to 06/01/2001, 13.500% to
                                         06/01/2006                                          900,000            751,500
                                       Netia Holdings, 10.250%, 11/01/2007                   690,000            583,050
                                       Nextel Communications, Inc.:
                                         Step-up Coupon, 0% to 09/15/2002, 10.650%
                                         to 09/15/2007                                       495,000            368,775
                                       9.375%, 11/15/2009                                  1,115,000          1,048,100
                                       Nextlink Communications, Inc.:
                                         Step-up Coupon, 0% to 04/15/2003, 9.450%
                                         to 04/15/2008                                       240,000            142,800
                                         Step-up Coupon, 0% to 06/01/2004, 12.250%
                                         to 06/01/2009                                       500,000            287,500
                                       10.750%, 11/15/2008                                   470,000            451,200
                                       12.500%, 04/15/2006                                   640,000            646,400
                                       PTC International Finance, Step-up Coupon,
                                         0% to 07/01/2002, 10.750% to 07/01/2007           2,010,000          1,386,900
                                       Price Communications Wireless, 9.125%,
                                         12/15/2006                                          440,000            435,600
                                       Primus Telecommunications Group:
                                       11.250%, 01/15/2009                                   120,000             97,200
                                       11.750%, 08/01/2004                                   420,000            357,000
                                       12.750%, 10/15/2009                                   950,000            807,500
                                       Rogers Cantel, 9.750%, 06/01/2016                     100,000            105,750
                                       SBA Communications Corp., Step-up Coupon, 0%
                                         to 03/01/2003, 12.000% to 03/01/2008                980,000            646,800

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT(B)      VALUE
                                       Telecorp PCS, Inc., Step-up-Coupon, 0% to
                                         4/15/2004, 11.625% to 4/15/2009                 $   300,000       $    195,000
                                       Teligent, Inc., 11.500%, 12/01/2007                   560,000            422,800
                                       Tritel PCS Inc., Step-up Coupon, 0% to
                                         5/1/2004, 12.750% to 5/15/2009                      440,000            292,600
                                       Triton Communications, L.L.C., Step-up
                                         Coupon, 0% to 05/01/2003, 11.000% to
                                         05/01/2008                                        1,510,000          1,090,975
                                       U.S. Xchange, L.L.C., 15.000%, 07/01/2008             260,000            283,400
                                       USA Mobile Communications Holdings, Inc.,
                                         14.000%, 11/01/2004                                 190,000            159,600
                                       United Pan-Europe Communications, 10.875%,
                                         11/01/2007                                          420,000            357,000
                                       Versatel Telecom:
                                       11.875%, 07/15/2009                                   100,000             93,000
                                       13.250%, 05/15/2008                                   350,000            339,500
                                       Viatel, Inc.:
                                         Step-up Coupon, 0% to 04/15/2003, 12.500%
                                         to 04/15/2008                                       480,000            240,000
                                       11.250%, 04/15/2008                                    30,000             23,100
                                       11.500%, 03/15/2009                                   109,000             86,110
                                       ------------------------------------------------------------------------------------
                                                                                                             25,708,486
---------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--3.0%
                                       Banco Nacional de Desenvolvimiento Economico
                                         e Social, 10.300%, 06/16/2008                     4,250,000          3,830,312
                                       HMH Properties, 7.875%, 08/01/2008                    900,000            767,250
                                       Intertek Finance, PLC, 10.250%, 11/01/2006            720,000            597,600
                                       Spectrasite Holdings, Inc.:
                                         Step-up Coupon, 0% to 4/15/2004, 11.250%
                                         to 04/15/2009                                       410,000            219,350
                                         Step-up Coupon, 0% to 7/15/2003, 12.000%
                                         to 0715/2008                                        640,000            403,200
                                       10.750%, 03/15/2010                                   310,000            302,250
                                       ------------------------------------------------------------------------------------
                                                                                                              6,119,962
---------------------------------------------------------------------------------------------------------------------------

    MEDIA--7.2%
                                       AMFM, Inc.:
                                         Step-up Coupon, 0% to 02/01/2002, 12.750%
                                         to 02/01/2009                                       670,000            599,650
                                       9.000%, 10/01/2008                                    130,000            131,950
                                       Adelphia Communications Corp.:
                                       7.875%, 05/01/2009                                     60,000             48,750
                                       9.375%, 11/15/2009                                    320,000            291,200
                                       American Lawyer Media, Inc., Step-up Coupon,
                                         0% to 12/15/2002, 12.250% to 12/15/2008             350,000            222,250
                                       Avalon Cable Holdings LLC, Step-up coupon,
                                         0% to 12/01/03, 11.875% to 12/01/2008               440,000            270,600
                                       CSC Holdings, Inc.:
                                       8.125%, 8/15/2009                                     340,000            316,200
                                       9.250%, 11/01/2005                                     40,000             39,500
                                       10.500%, 05/15/2016                                   340,000            353,600
                                       Chancellor Media Corp., 8.125%, 12/15/2007            240,000            240,000
                                       Charter Communication Holdings LLC:
                                       8.250%, 04/01/2007                                  1,000,000            845,000
                                       10.000%, 04/01/2009                                   410,000            376,175
                                       Set-up Coupon, 0% to 4/1/2004, 9.920% to
                                         4/1/2011                                            350,000            182,000
                                       Comcast UK Cable Partners, Ltd., Step-up
                                         Coupon 0% to 11/15/2000, 11.2000% to
                                         11/15/2007                                        1,080,000          1,009,800

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT(B)      VALUE
                                       Diamond Cable Communications, PLC, 13.250%,
                                         09/30/2004                                      $   525,000       $    557,812
                                       Echostar DBS Corp.:
                                       9.250%, 02/01/2006                                    350,000            329,000
                                       9.375%, 02/01/2009                                    530,000            498,200
                                       Frontiervision Holdings, LP, Step-up Coupon,
                                         0% to 09/15/2001, 11.875% to 09/15/2007             420,000            359,100
                                       Frontiervision LP, 11.000%, 10/15/2006                330,000            330,825
                                       Interep National Radio Sales, Inc., 10.000%,
                                         07/01/2008                                          340,000            302,600
                                       NTL Communications Corp., Step-up Coupon 0%
                                         to 10/01/2003, 12.375% to 10/01/2008              1,230,000            787,200
                                       NTL, Inc., 11.500%, 10/01/2008                        820,000            824,100
                                       Outdoor Systems, Inc.:
                                       8.875%, 06/15/2007                                    250,000            251,875
                                       9.375%, 10/15/2006                                    600,000            610,500
                                       Renaissance Media Group, Step-up Coupon, 0%
                                         to 04/15/2003, 10.000% to 04/15/2008                320,000            202,400
                                       SFX Entertainment, Inc.:
                                       9.125%, 02/1/2008                                     440,000            438,900
                                       9.125%, 12/01/2008                                    400,000            399,000
                                       Sinclair Broadcasting Group, Inc., 8.750%,
                                         12/15/2007                                          220,000            182,600
                                       Star Choice Communications, Inc., 13.000%,
                                         12/15/2005                                          275,000            276,375
                                       TeleWest Communications, PLC:
                                         Step-up Coupon, 0% to 10/01/2000, 11.000%
                                         to 10/01/2007                                       515,000            484,100
                                       9.625%, 10/01/2006                                     60,000             57,300
                                       11.250%, 11/01/2008                                   360,000            360,000
                                       Transwestern Publishing:
                                         Step-up Coupon, 0% to 11/15/2002, 11.875%
                                         to 11/15/2008                                     1,160,000            841,000
                                       9.625%, 11/15/2007                                  1,540,000          1,478,400
                                       United International Holdings, Step-up
                                         Coupon, 0% to 02/15/2003, 10.750% to
                                         02/15/2008                                          460,000            271,400
                                       ------------------------------------------------------------------------------------
                                                                                                             14,769,362
---------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.7%
                                       Allied Waste Industries, 7.625%, 01/01/2006           100,000             86,000
                                       Coinmach Corp., 11.750%, 11/15/2005                 2,615,000          2,405,800
                                       ImPac Group, Inc., 10.125%, 03/15/2008                680,000            714,000
                                       Integrated Electrical Services, Inc.,
                                         9.375%, 02/01/2009                                  270,000            211,275
                                       Kindercare Learning Centers, Inc., 9.500%,
                                         02/15/2009                                          950,000            855,000
                                       La Petite Academy, Inc., 10.000%, 5/15/2008           840,000            453,600
                                       Spincycle, Inc., Step-up Coupon, 0% to
                                         05/01/2001, 12.750% to 05/01/2005                   530,000            159,000
                                       Verio, Inc.:
                                       10.625%, 11/15/2009                                   390,000            429,000
                                       11.250%, 12/01/2008                                   180,000            199,800
                                       ------------------------------------------------------------------------------------
                                                                                                              5,513,475

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT(B)      VALUE

    DURABLES--0.7%
                                       Airxcel, 11.000%, 11/15/2007                      $   750,000       $    611,250
                                       DeCrane Aircraft Holdings, Inc., 12.000%,
                                         09/30/2008                                          310,000            274,350
                                       Fairchild Corp., 10.750%, 04/15/2009                  160,000            105,600
                                       United Rentals, Inc.:
                                       9.000%, 04/01/2009                                     50,000             41,000
                                       9.250%, 01/15/2009                                    500,000            417,500
                                       ------------------------------------------------------------------------------------
                                                                                                              1,449,700
---------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--8.4%
                                       Agriculture, Mining and Chemicals, Inc.,
                                         10.750%, 09/30/2003                                 660,000            462,000
                                       Atlantis Group, Inc., 11.000%, 02/15/2003             350,000            350,000
                                       BPC Holdings Corp., 12.500%, 06/15/2006               245,000            198,450
                                       Berry Plastics Corp., 12.250%, 04/15/2004             150,000            141,000
                                       Consolidated Container Capital, Inc.,
                                         10.125%, 07/15/2009                                 190,000            186,200
                                       Consumers International, 10.250%, 04/01/2005          760,000            433,200
                                       Day International Group, Inc., 11.125%,
                                         06/01/2005                                          750,000            750,000
                                       Eagle-Picher Holdings, Inc., 9.375%,
                                         03/01/2008                                        1,070,000            901,475
                                       Foamex, L.P., 13.500%, 08/15/2005                     250,000            215,000
                                       Fonda Group, 9.500%, 03/01/2007                     1,380,000          1,079,850
                                       GS Technologies:
                                       12.000%, 09/01/2004                                   250,000            100,000
                                       12.250%, 10/01/2005                                 1,610,000            644,000
                                       Gaylord Container Corp.:
                                       9.750%, 06/15/2007                                    710,000            603,500
                                       9.875%, 02/15/2008                                    215,000            159,100
                                       Graham Packaging Co.:                                 160,000             89,600
                                       Step-up Coupon, 0% to 01/15/2003, 10.750% to
                                         01/15/2009                                          180,000            152,100
                                       8.750%, 01/15/2008                                    100,000              8,000
                                       Grove Holdings LLC:
                                       Step-up Coupon, 0% to 05/01/2003, 11.625% to
                                         05/01/2009
                                       14.500%, 05/01/2010                                   199,224              7,969
                                       Huntsman Package, 11.750%, 12/01/2004                 655,000            661,550
                                       Kappa Beheer BV, 10.625%, 07/15/2009                2,500,000          2,409,555
                                       Knoll, Inc., 10.875%, 03/15/2006                      404,000            412,080
                                       Millar Western Forest Products, Ltd.,
                                         9.875%, 05/15/2008                                  295,000            280,250
                                       Motors and Gears, Inc., 10.750%, 11/15/2006           230,000            220,800
                                       Neenah Corp., 11.125%, 05/01/2007                     220,000            167,200
                                       Plainwell, Inc., 11.000%, 03/01/2008                  335,000             94,638
                                       Printpack, Inc.:
                                       9.875%, 08/15/2004                                     40,000             37,600
                                       10.625%, 08/15/2006                                   290,000            268,250
                                       Riverwood International Corp.:
                                       10.250%, 04/01/2006                                   150,000            145,500
                                       10.625%, 08/01/2007                                   140,000            137,200
                                       10.875%, 04/01/2008                                 2,165,000          2,013,450
                                       SF Holdings Group, Inc., Step-up Coupon, 0%
                                         to 03/15/2003, 12.750% to 03/15/2008                720,000            381,600
                                       Stone Container Corp.:
                                       11.500%, 08/15/2006                                   195,000            202,800
                                       12.250%, 04/10/2002                                    40,000             40,050
                                       Tenneco Automotive, Inc., 11.625%,
                                         10/15/2009                                        2,170,000          2,018,100
                                       Terex Corp.,
                                       8.875%, 04/01/2008                                    530,000            477,000

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT(B)      VALUE
                                       Terra Industries, Inc., 10.500%, 06/15/2005       $   130,000       $     91,000
                                       Texas Petrochemicals, 11.125%, 07/01/2006             470,000            385,400
                                       U.S. Can Corp., 10.125%, 10/15/2006                   260,000            260,000
                                       ------------------------------------------------------------------------------------
                                                                                                             17,185,467
---------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.6%
                                       PSINet, Inc.:
                                       10.000%, 02/15/2005                                   170,000            149,600
                                       11.000%, 08/01/2009                                   540,000            469,800
                                       11.500%, 11/01/2008                                   370,000            334,850
                                       Panavision Inc., Step-up Coupon, 0% to
                                         02/01/2002, 9.625% to 02/01/2006                    465,000            186,000
                                       ------------------------------------------------------------------------------------
                                                                                                              1,140,250
---------------------------------------------------------------------------------------------------------------------------

    ENERGY--1.1%
                                       Benton Oil & Gas Co., 11.625%, 05/01/2003             115,000             74,750
                                       Continental Resources, Inc., 10.250%,
                                         08/01/2008                                          710,000            631,900
                                       Key Energy Services, Inc., 14.000%,
                                         01/15/2009                                          150,000            162,000
                                       Pen Holdings, Inc., 9.875%, 06/15/2008                170,000            139,400
                                       Pride International, Inc., 10.000%,
                                         06/01/2009                                          360,000            363,600
                                       R&B Falcon Corp.:
                                       9.500%, 12/15/2008                                     60,000             58,800
                                       11.000%, 03/15/2006                                   590,000            625,400
                                       Stone Energy Corp., 8.750%, 09/15/2007                260,000            245,700
                                       ------------------------------------------------------------------------------------
                                                                                                              2,301,550
---------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.5%
                                       Euramax International, PLC, 11.250%,
                                         10/01/2006                                        1,325,000          1,272,000
                                       MMI Products, Inc., 11.250%, 04/15/2007               880,000            864,600
                                       Metal Management, Inc., 10.000%, 05/15/2008           460,000            308,200
                                       Metals USA, Inc., 8.625%, 02/15/2008                  375,000            333,750
                                       Renco Steel Holdings Co., Series B, 10.875%,
                                         02/01/2005                                          290,000            237,800
                                       Republic Technologies International,
                                         13.750%, 07/15/2009                                 730,000             91,250
                                       ------------------------------------------------------------------------------------
                                                                                                              3,107,600
---------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--2.2%
                                       Congoleum Corp., 8.625%, 08/01/2008                 1,580,000          1,042,800
                                       Del Webb Corp., 9.750%, 01/15/2008                    670,000            557,775
                                       Dimac Corp., 12.500%, 10/01/2008*                   1,030,000             10,300
                                       Forecast Group, L.P.:
                                       11.375%, 12/15/2000                                   150,000            150,000
                                       13.750%, 05/15/2003                                   640,000            358,400
                                       Hovnanian Enterprises, Inc.:
                                       9.125%, 05/01/2009                                    100,000             86,750
                                       9.750%, 06/01/2005                                    130,000            115,375
                                       Lennar Corp:
                                       9.950%, 05/01/2010                                    290,000            275,500
                                       7.625%, 03/01/2009                                    300,000            252,000
                                       Nortek, Inc.:
                                       9.125%, 09/01/2007                                    680,000            625,600
                                       9.875%, 03/01/2004                                    360,000            339,300
                                       Series A, 8.875%, 08/01/2008                          130,000            117,000
                                       Standard Pacific Corp.:
                                       8.000%, 02/15/2008                                    100,000             87,500
                                       8.500%, 04/01/2009                                    200,000            171,500

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT(B)      VALUE
                                       Toll Corp.:
                                       8.000%, 05/01/2009                                $   140,000       $    123,200
                                       8.125%, 02/01/2009                                    100,000             87,500
                                       7.750%, 09/15/2007                                     80,000             70,800
                                       8.750%, 11/15/2006                                     50,000             47,250
                                       ------------------------------------------------------------------------------------
                                                                                                              4,518,550
---------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.9%
                                       Petro Stopping Centers, 10.500%, 02/01/2007           820,000            725,700
                                       TFM, S.A. de C.V., 10.250%, 06/15/2007              2,445,000          2,078,250
                                       Transtar Holdings, Inc., Step-up Coupon, 0%
                                         to 12/15/1999, 13.375% to 12/15/2003                200,000            198,000
                                       Travelcenters America, 10.250%, 04/01/2007            900,000            850,500
                                       ------------------------------------------------------------------------------------
                                                                                                              3,852,450
---------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.5%
                                       Azurix Corp:
                                       10.750%, 02/15/2010                                 3,260,000          2,868,800
                                       10.375%, 02/15/2007                                   210,000            186,900
                                       ------------------------------------------------------------------------------------
                                                                                                              3,055,700
---------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.9%
                                       FairPoint Communications, Inc., 12.500%,
                                         05/01/2010                                          470,000            472,350
                                       Global Crossing, 9.500%, 11/15/2009                   880,000            828,300
                                       PTC International Finance II Poltel,
                                         11.250%, 12/01/2009                                 100,000            100,000
                                       Voicestream Wire, 10.375%, 11/15/2009                 460,000            471,500
                                       ------------------------------------------------------------------------------------
                                                                                                              1,872,150
                                       ------------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $131,178,467)                                                  110,566,879
                                       ------------------------------------------------------------------------------------
    LONG-TERM MUNICIPAL INVESTMENTS--4.2%
                                       Riverside Loan Trust II, 7.437%, 07/16/2008
                                       (Cost $10,000,000)                                 10,000,000          8,658,150
                                       ------------------------------------------------------------------------------------
         CONVERTIBLE PREFERRED STOCKS*--0.1%                                            NUMBER OF SHARES

    COMMUNICATIONS--0.1%
    TELEPHONE/COMMUNICATIONS
                                       World Access, Inc.
                                       (Cost $320,711)                                           200            192,000
                                       ------------------------------------------------------------------------------------
    PREFERRED STOCKS--0.5%

    COMMUNICATIONS--0.1%
    CELLULAR TELEPHONE--.01%
                                       Dobson Communications, PIK*                               256            261,339
                                       ------------------------------------------------------------------------------------

    TELEPHONE/ COMMUNICATIONS--0.0%
                                       Nextel Communications, Inc., PIK*                          10              9,150
                                       ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.1%
    REAL ESTATE
                                       Crown American Realty Trust                             6,240            224,640
                                       ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.2%
    BROADCASTING & ENTERTAINMENT
                                       Sinclair Capital*                                       3,600            327,600
                                       ------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.1%
    CONTAINERS & PAPER--0.0%
                                       SF Holdings Group, Inc., PIK*                              10             46,530
                                       ------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                      NUMBER OF SHARES        VALUE

    MACHINERY/ COMPONENTS--0.1%
                                       Eagle-Picher Holdings, Inc.*                               40       $    100,000
                                       ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
    OIL & GAS PRODUCTION
                                       Clark USA, PIK*                                         1,110             19,980
                                       ------------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $1,361,704)                                                        989,239
                                       ------------------------------------------------------------------------------------
    COMMON STOCKS*--0.1%

    COMMUNICATIONS--0.1%
    TELEPHONE/COMMUNICATIONS
                                       AT&T Canada Inc.                                          514             20,046
                                       ICG Communications, Inc.                                1,056             19,866
                                       Tele1 Europe Holding AB--ADR                            8,806            101,269
                                       ------------------------------------------------------------------------------------
                                                                                                                141,181
---------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.0%
    CONTAINERS & PAPER
                                       SF Holdings Group, Inc.                                   181                  2
                                       ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.0%
    MISCELLANEOUS
                                       RCN Corporation                                           600             13,838
                                       ------------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $193,889)                                                          155,021
                                       ------------------------------------------------------------------------------------
    RIGHTS & WARRANTS*--0.1%

    COMMUNICATIONS--0.1%
    TELEPHONE/COMMUNICATIONS
                                       Econophone Inc.                                           370             46,250
                                       Intermedia Communications of Florida, Inc.                300             48,000
                                       KMC Telecom Holdings, Inc.                                650              4,550
                                       Primus Telecommunications Group                           250              8,125
                                       Star Choice Communications                              6,369             29,457
                                       ------------------------------------------------------------------------------------
                                                                                                                136,382
---------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.0%
    OTHER FINANCIAL COMPANIES
                                       Ono Finance PLC                                           140             21,000
                                       ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.0%
    MISCELLANEOUS CONSUMER
                                       Spincycle, Inc.                                           530                  5
                                       ------------------------------------------------------------------------------------

    PRINTING/PUBLISHING
                                       American Banknote Corp.                                   330                  3
                                       ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
    AEROSPACE
                                       Decrane Holdings Co.                                      350                  0
                                       ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
    OIL/GAS TRANSMISSION
                                       Empire Gas Corp.                                          552                 55
                                       ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
    STEEL & METALS
                                       Republic Technologies International                       730                  7
                                       ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.0%
    BUILDING MATERIALS
                                       Waxman Industries, Inc.                                12,154                121
                                       ------------------------------------------------------------------------------------

    HOMEBUILDING
                                       Capital Pacific Holdings                                1,185                592
                                       ------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      NUMBER OF SHARES        VALUE

    OTHER--0.0%
                                       United Mexican States, Collateralized Par
                                         Bond (Detachable Oil Priced Indexed Value
                                         Recovery Rights), Series A, 6.250%,
                                         06/30/2003                                            1,000       $          0
                                       ------------------------------------------------------------------------------------
                                       TOTAL RIGHTS & WARRANTS
                                       (Cost $63,879)                                                           158,165
                                       ------------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $233,386,798)(c)                                              $204,726,969
                                       ------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(b) Principal amount stated in U.S. dollars unless otherwise noted.

(c) The cost for federal income tax purposes was $233,386,798. At May 31, 2000, the net unrealized depreciation for all securities based on tax cost was $28,659,829. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,247,189 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,907,018.

CURRENCY ABBREVIATION

DEM Deutsche Mark

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2000 (UNAUDITED)

ASSETS
Investments, at value (cost $233,386,798)                       $204,726,969
----------------------------------------------------------------------------
Receivable for investments sold                                      485,525
----------------------------------------------------------------------------
Dividend receivable                                                   10,463
----------------------------------------------------------------------------
Interest receivable                                                4,939,364
----------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
contracts                                                            316,108
----------------------------------------------------------------------------
Other assets                                                           8,000
----------------------------------------------------------------------------
TOTAL ASSETS                                                     210,486,429
----------------------------------------------------------------------------
 LIABILITIES
Due to custodian                                                     204,917
----------------------------------------------------------------------------
Payable for investments purchased                                    101,993
----------------------------------------------------------------------------
Notes payable                                                     30,000,000
----------------------------------------------------------------------------
Interest payable                                                     432,566
----------------------------------------------------------------------------
Accrued management fee                                               132,924
----------------------------------------------------------------------------
Other accrued expenses                                               112,416
----------------------------------------------------------------------------
Total liabilities                                                 30,984,816
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $179,501,613
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $  3,492,338
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                      (28,659,829)
----------------------------------------------------------------------------
Foreign currency related transactions                                309,346
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (14,308,706)
----------------------------------------------------------------------------
Paid-in capital                                                  218,668,464
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $179,501,613
----------------------------------------------------------------------------
 NET ASSET VALUE
Net asset value per share
($179,501,613 / 20,090,000 shares of beneficial interest,
$.01 par value, unlimited number of shares authorized)                 $8.93
----------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2000
(UNAUDITED)

INVESTMENT INCOME
Interest                                                        $ 12,043,125
----------------------------------------------------------------------------
Dividends                                                            220,344
----------------------------------------------------------------------------
Total income                                                      12,263,469
----------------------------------------------------------------------------
Expenses:
Management fee                                                       803,869
----------------------------------------------------------------------------
Services to shareholders                                              38,862
----------------------------------------------------------------------------
Custodian fees                                                         6,497
----------------------------------------------------------------------------
Auditing                                                              50,904
----------------------------------------------------------------------------
Legal                                                                 20,313
----------------------------------------------------------------------------
Trustees' fees and expenses                                           11,529
----------------------------------------------------------------------------
Reports to shareholders                                               50,893
----------------------------------------------------------------------------
Interest expense                                                   1,029,040
----------------------------------------------------------------------------
Other                                                                 49,816
----------------------------------------------------------------------------
Total expenses, before expense reductions                          2,061,723
----------------------------------------------------------------------------
Expense reductions                                                    (3,993)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           2,057,730
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      10,205,739
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       (4,407,831)
----------------------------------------------------------------------------
Foreign currency related transactions                                (25,923)
----------------------------------------------------------------------------
                                                                  (4,433,754)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (10,419,465)
----------------------------------------------------------------------------
Foreign currency related transactions                                225,034
----------------------------------------------------------------------------
                                                                 (10,194,431)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (14,628,185)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ (4,422,446)
----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                (UNAUDITED)
                                                                 SIX MONTHS
                                                                   ENDED                 YEAR ENDED
                                                                  MAY 31,               NOVEMBER 30,
                                                                    2000                    1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $ 10,205,739             20,502,594
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (4,433,754)            (2,596,718)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                       (10,194,431)           (14,842,052)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (4,422,446)             3,063,824
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                       (11,401,422)           (17,227,876)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (15,823,868)           (14,164,052)
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                195,325,481            209,489,533
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $3,492,338 and $4,688,021,
respectively)                                                   $179,501,613            195,325,481
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
Six months ended May 31, 2000 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Investment income received                                      $ 10,337,348
----------------------------------------------------------------------------
Payment of operating expenses                                     (1,666,856)
----------------------------------------------------------------------------
Proceeds from sales and maturities of investments                 33,691,430
----------------------------------------------------------------------------
Purchases of investments                                         (31,165,418)
----------------------------------------------------------------------------
  CASH PROVIDED BY OPERATING ACTIVITIES                           11,196,505
----------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions paid (net of reinvestment of dividends)            (11,401,422)
----------------------------------------------------------------------------
Cash used by financing activities                                (11,401,422)
----------------------------------------------------------------------------
Decrease in cash                                                    (204,917)
----------------------------------------------------------------------------
Cash at beginning of period                                               --
----------------------------------------------------------------------------
  CASH AT END OF PERIOD                                         $   (204,917)
----------------------------------------------------------------------------
 RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
 PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations            $ (4,422,446)
----------------------------------------------------------------------------
Net decrease in cost of investments                               14,964,649
----------------------------------------------------------------------------
Decrease in dividends and interest receivable                        288,257
----------------------------------------------------------------------------
Decrease in receivable for investments sold                           87,761
----------------------------------------------------------------------------
Increase in other assets                                              (8,000)
----------------------------------------------------------------------------
Increase in payable for investments purchased                        101,993
----------------------------------------------------------------------------
Change in appreciation/depreciation on forward currency
contracts                                                           (206,584)
----------------------------------------------------------------------------
Increase in interest payable                                         346,049
----------------------------------------------------------------------------
Increase in accrued expenses and payables                             44,825
----------------------------------------------------------------------------
  CASH PROVIDED BY OPERATING ACTIVITIES                         $ 11,196,505
----------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                         (UNAUDITED)
                                                         SIX MONTHS
                                                            ENDED
                                                           MAY 31,                    YEARS ENDED NOVEMBER 30
                                                         -----------      -----------------------------------------------
                                                            2000           1999      1998     1997     1996     1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $ 9.72          10.42    10.83    10.97    10.90    10.35
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   .51(a)        1.02(a)   .88      .82      .87      .96
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                  (.73)          (.86)    (.48)    (.07)     .27      .60
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (.22)           .16      .40      .75     1.14     1.56
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                         (.57)          (.86)    (.81)    (.89)   (1.07)   (1.01)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 8.93           9.72    10.42    10.83    10.97    10.90
-------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                 $ 8.13           8.31     9.25    10.63    10.63    10.75
 TOTAL RETURN
Based on net asset value (%)                                 (1.72)*         2.48     3.77     7.20    11.12    15.90
-------------------------------------------------------------------------------------------------------------------------
Based on market value (%)                                     4.65*         (1.27)   (5.46)    8.72     9.14    26.92
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                         180            195      209      218      220      217
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses excluding interest expense (%)              1.08**         1.09      .98     1.01      .99     1.02
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               2.16**         1.65      .98     1.01      .99     1.02
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                2.16**         1.65      .98     1.01      .99     1.02
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           10.69**        10.16     8.25     7.61     8.06     9.13
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     30**           51      118      304      310      271
-------------------------------------------------------------------------------------------------------------------------
Total debt outstanding end of year ($ thousands)            30,000         30,000       --       --       --       --
-------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 of debt                           $5,983          7,510       --       --       --       --
-------------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount or premium to net asset value at which the Fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

*  Not annualized.

** Annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Multi-Market Income Trust (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

NOTES TO FINANCIAL STATEMENTS

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $9,486,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($1,987,000), November 30, 2003
                             ($5,253,000), and November 30, 2007 ($2,246,000),
                             the expiration dates, which ever occurs first. In addition, from November 1, 1999 through November 30, 1999 the Fund incurred approximately $202,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended November 30, 2000.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at May 31, 2000. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non rated, and thus involve more risk than higher rated bonds.

--------------------------------------------------------------------------------

2    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $31,217,295

                             Proceeds from sales                      34,399,599

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of average weekly net assets. The Fund incurred a management fee of $803,869 for the six months ended
                             May 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $12,000 for the six months ended May 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $11,529 to independent trustees.

--------------------------------------------------------------------------------

4    NOTE PAYABLE            The note payable represents a $30,000,000 loan from
                             Bank of America and State Street Bank and Trust
                             Company at May 31, 2000. The note bears interest at the Eurodollar Rate plus 0.45% (6.04% at May 31,
                             2000) which is payable quarterly. The loan amount and rate are reset periodically under a credit facility which is available until April 1, 2002.
                             The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the period ended May 31, 2000 was $30,000,000 with a weighted average interest rate of 6.63%.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $3,324 and $669, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    COMMITMENTS             As of May 31, 2000, the Fund had entered into the
                             following forward currency exchange contracts resulting in net unrealized appreciation of $316,108.

                                       CONTRACTS                         IN EXCHANGE     SETTLEMENT    NET UNREALIZED
                                       TO DELIVER                            FOR            DATE        APPRECIATION
                                       ------------------------------------------------------------------------------
                                       EUR 2,500,000                    US$ 2,663,625     7/24/2000       $316,108

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 25, 2000, for Kemper Multi-Market Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                  For        Withheld
      James E. Akins           18,141,405    373,581
      Linda C. Coughlin        18,155,160    359,826
      James R. Edgar           18,149,049    365,937
      Arthur R. Gottschalk     18,185,861    329,125
      Frederick T. Kelsey      18,201,982    313,004
      Thomas W. Littauer       18,182,169    332,817
      Fred B. Renwick          18,150,848    364,138
      John G. Weithers         18,213,033    301,953

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For      Against   Abstain
      18,261,473   84,414   169,099

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS
Trustee                           MARK S. CASADY                    KATHRYN L. QUIRK
                                  President                         Vice President
LINDA C. COUGHLIN
Trustee                           PHILIP J. COLLORA                 LINDA J. WONDRACK
                                  Vice President and                Vice President
JAMES R. EDGAR                    Secretary
Trustee                                                             MAUREEN E. KANE
                                  JOHN R. HEBBLE                    Assistant Secretary
ARTHUR R. GOTTSCHALK              Treasurer
Trustee                                                             CAROLINE PEARSON
                                  J. PATRICK BEIMFORD, JR.          Assistant Secretary
FREDERICK T. KELSEY               Vice President
Trustee                                                             BRENDA LYONS
                                  ANN M. MCCREARY                   Assistant Treasurer
THOMAS W. LITTAUER                Vice President
Trustee and
Vice President                    ROBERT C. PECK, JR.
                                  Vice President
FRED B. RENWICK
Trustee
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219066
                                      Kansas City, MO 64121-6066
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606


KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
KMMIT - (7/25/00) 1116490
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)